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                                                                   EXHIBIT 10.29


                                                                  EXECUTION COPY

                               AMENDMENT NO. 2 TO
                      AMENDED AND RESTATED CREDIT AGREEMENT

      AMENDMENT ("Amendment No. 2") dated as of November 10, 2000 by and among dELiA*s Inc., a Delaware corporation ("dELiA*s"), the Subsidiaries of dELiA*s set forth on Schedule 1 attached hereto (each individually, a "Borrower" and collectively, "Borrowers") and Congress Financial Corporation, a Delaware corporation ("Lender").

                               W I T N E S S E T H

      WHEREAS, Borrowers and Lender have entered into financing arrangements pursuant to which Lender has made and may make loans and advances and provide other financial accommodations to Borrowers as set forth in the Amended and Restated Credit Agreement, dated April 28, 2000, by and among Lender and Borrowers, as amended by Amendment No. 1 to Amended and Restated Credit Agreement, dated as of July 31, 2000, by and among Borrowers and Lender (as amended hereby and as the same may hereafter be further amended, modified, supplemented, extended, renewed, restated or replaced, the "Credit Agreement") and the other agreements, documents and instruments referred to therein or at any time executed and/or delivered in connection therewith or related thereto, including this Amendment No. 2 (all of the foregoing, including the Credit Agreement, as the same now exist or may hereafter be further amended, modified, supplemented, extended, renewed, restated or replaced, being collectively referred to herein as the "Financing Agreements"); and

      WHEREAS, one of the Borrowers, TSI Retail Company, a Delaware corporation ("TSI Retail") has agreed to enter into arrangements with Gordon Brothers Retail Partners, LLC ("GBRP") pursuant to which TSI Retail shall retain GBRP as its exclusive agent for the limited purpose of selling certain assets of TSI Retail (the "TSI Sale"), as set forth in the Agency Agreement, dated as of even date herewith, by and between GBRP and TSI Retail (the "Agency Agreement");

      WHEREAS, Borrowers have requested that Lender consent to the TSI Sale and agree to certain amendments to the Credit Agreement in order to permit the TSI Sale and Lender is willing to agree to such amendments, subject to the terms and conditions contained herein.

      NOW, THEREFORE, in consideration of the mutual conditions and agreements and covenants set forth herein, and for other good and valuable consideration, the adequacy and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
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      Section 1. DEFINITIONS

      1.1 ADDITIONAL DEFINITIONS. As used herein, the following terms shall have the respective meanings given to them below and the Credit Agreement shall be deemed and is hereby amended to include, in addition and not in limitation of, each of the following definitions:

      (a) "AGENCY AGREEMENT" shall mean the Agency Agreement, dated of even date herewith, by and between TSI Retail and GBRP, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced and attached hereto as Exhibit A.

      (b) "AMENDMENT NO. 2" shall mean this Amendment No. 2 to Amended and Restated Credit Agreement, by and among Lender and Borrowers, as the same now exist or may hereafter be further amended, modified, supplemented, extended, renewed, restated or replaced.

      (c) "GBRP" shall mean Gordon Brothers Retail Partners, LLC, a Delaware limited liability company, and its successors and assigns.

      (d) "GBRP AGREEMENTS" shall mean, collectively, the following (as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced): (i) the Agency Agreement, (ii) the GBRP Security Agreement and (iii) all other agreements, documents and instruments related to, and delivered in connection with, the TSI Sale and the Agency Agreement.

      (e) "GBRP DEBT" shall mean the Indebtedness of TSI Retail to GBRP arising pursuant to the Agency Agreement as in effect on the date hereof consisting of the following (each capitalized term used in this definition shall have the meaning set forth in Amendment No. 2 or the Agency Agreement): (i) the Guaranteed Amount to the extent that such amount has been paid by GBRP, (ii) the Expenses to the extent that such Expenses have been paid by GBRP, (iii) the Agent's Base Fee, (iv) the Agent's Secondary Fee, (v) the Agent's Additional Fee, and (vi) the Merchandise remaining in the Stores at the conclusion of the TSI Sale.

      (f) "GBRP SECURITY AGREEMENT" shall mean the Security Agreement, dated of even date herewith, by TSI Retail in favor of GBRP, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated, or replaced and attached hereto as Exhibit B.

      (g) "HANOVER FACILITY" shall mean the warehouse owned by dELiA*s Distribution Company and located at 348 Poplar Street, Hanover, Pennsylvania 17331.

      (h) "TSI COLLATERAL" shall mean certain assets and properties of TSI Retail described on Exhibit C; PROVIDED, THAT, in no event shall TSI Collateral mean the following in which any


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Borrower has an interest: (i) any Accounts (other than Accounts of TSI Retail relating to or arising out of the TSI Sale), (ii) any Inventory (other than Merchandise (as defined in the Agency Agreement) of TSI Retail); (iii) any Equipment, (iv) any chattel paper (other than chattel paper of TSI Retail relating to the Merchandise), (v) any general intangibles, (vi) any instruments (other than instruments of TSI Retail relating to the Merchandise), (vii) any documents (other than instruments of TSI Retail relating to the Merchandise),
(viii) any investment property, (ix) any letters of credit (other than letters of credit of TSI Retail relating to the Merchandise) or (x) any proceeds of any of the foregoing.

      (i) "TSI SALE PROCEED ACCOUNTS" shall mean the bank accounts established by TSI Retail and GBRP into which all proceeds of the TSI Sale shall be deposited by TSI Retail and GBRP.

      (j) "TSI SALE" shall mean the sale of certain assets of TSI Retail pursuant to the terms of the Agency Agreement.

      1.2 INTERPRETATION. For purposes of this Amendment, all terms used herein, including but not limited to, those terms used and/or defined herein or in the recitals hereto shall have the respective meanings assigned thereto in the Credit Agreement, unless otherwise defined herein.

      Section 2. CONSENTS. Subject to the terms and conditions contained herein:

      2.1 notwithstanding anything to the contrary contained in Section 7.7(b) of the Credit Agreement, Lender hereby consents to the TSI Sale; and

      2.2 notwithstanding anything to the contrary contained in Section 7.12 of the Credit Agreement, Lender hereby consents to the establishment of the TSI Sale Proceed Accounts.

      Section 3. AMENDMENTS.

      3.1 INDEBTEDNESS. Section 7.1 of the Credit Agreement shall be amended to replace the period after Section 7.1(g) with "; and" and to add a new Section 7.1(h) on to the end of such Section as follows:

           "(h) the GBRP Debt; PROVIDED, THAT,

                  (i) such Indebtedness is not secured by any assets or properties of any Borrower other than the TSI Collateral,

                  (ii) Borrowers shall not, directly or indirectly, make any payments in respect of such Indebtedness, EXCEPT, THAT, such Indebtedness may be repaid from the proceeds of the TSI Sale in accordance with the terms of the GBRP Agreements as in effect on the date hereof,


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                  (iii) Borrowers shall not, directly or indirectly, (A) amend, modify, alter or change any terms of such Indebtedness, the GBRP Agreements or any agreements related thereto; EXCEPT, THAT, TSI Retail may amend, modify, alter or change the terms thereof: (1) so that the Expenses (as defined in the Agency Agreement) and the other liabilities of TSI Retail under the GBRP Agreements increase by no more than $100,000 in the aggregate above the limits set forth in the Agency Agreement or (2) provided that the terms of the GBRP Agreement as so amended are not less favorable to Borrowers than the terms of the GBRP Agreements prior to such amendments, or (B) purchase or otherwise acquire such Indebtedness, or set aside or otherwise deposit or invest any sums for such purpose (other than as permitted under the terms of the Agency Agreement as in effect on the date of Amendment No. 2), and

                  (iv) Borrowers shall furnish to Lender (A) any and all notices of default or demands concerning such Indebtedness and any notices under pursuant to Article 5 of the GBRP Security Agreement, in each case either received by any Borrower or on its behalf, promptly after receipt thereof, or sent by any Borrower or on its behalf, concurrently with the sending thereof, as the case may be, and (B) any other notices or materials concerning such Indebtedness either received by any Borrower or on its behalf, upon request by Lender."

      3.2 LIENS AND ENCUMBRANCES. Section 7.4 of the Credit Agreement is hereby amended to add a new Section 7.4(m) as follows:

           "(m) the security interests in and liens upon the TSI Collateral in favor of GBRP to secure the GBRP Debt permitted under Section 7.1(h) hereof."

      3.3 COLLECTION OF ACCOUNTS. Section 10.3(a)(ii) of the Credit Agreement is hereby amended to delete Subsection (iii) contained therein and replace it with the following:

      "(iii) Excess Availability shall be less than $5,000,000, EXCEPT THAT for the period from the date of Amendment No. 2 through November 20, 2000, Excess Availability shall be less than $3,000,000."

      Section 4. RELEASE. Upon the satisfaction of each of the conditions to the effectiveness of this Amendment No. 2, Lender shall, at Borrowers' cost and expense, release its security interest in and lien upon the TSI Collateral.

      Section 5. REPRESENTATIONS AND WARRANTIES. In addition to the continuing representations, warranties and covenants heretofore or hereafter made by Borrowers to Lender pursuant to the other Financing Agreements, each Borrower, jointly and severally, hereby represents, warrants and covenants with and to Lender as follows (which representations, warranties and covenants are continuing and shall survive the execution and delivery hereof and shall be incorporated into and made a part of the Financing Agreements):


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      5.1 GBRP AGREEMENTS. Borrowers hereby acknowledge and agree with Lender that:

      (a) Borrowers have delivered, or caused to be delivered, to Lender, true, correct and complete copies of the GBRP Agreements.

      (b) Borrowers shall not permit any UCC-1 financing statements by and between any Borrower, as debtor and GBRP, as secured party to be recorded until Lender has notified Borrower in writing that the conditions precedent to Amendment No. 2 have been satisfied as determined by Lender.

      (c) The security interest in and lien of Lender upon all other assets of Borrowers other than the TSI Collateral are and shall continue to be in full force and effect, including but not limited to, all amounts at any time payable to TSI Retail or any of its affiliates, and all rights, benefits and remedies of TSI Retail, pursuant to the Agency Agreement.

      (d) Borrowers shall cause all amounts at any time payable to TSI Retail or any of its affiliates pursuant to the Agency Agreement or any related agreements to be paid by GBRP directly to Lender at the following account ("Lender Account"), for application to the Obligations (as defined in the Credit Agreement):

                  The Chase Manhattan Bank
                  4 New York Plaza
                  New York, New York

                  ABA No. 021000021
                  Credit to Congress Financial Corporation
                  Account No. 322-001293
                  Re: dELiA*s Inc.

      (e) In the event TSI Retail or any of its affiliates receives any amounts at any time payable to TSI Retail of its affiliates pursuant to the Agency Agreement or any related agreements, such amounts shall be collected by TSI Retail or its affiliates as property of Lender and held by it or them in trust for Lender and shall on the day received, be remitted to Lender, if practicable, but in no event shall such remittance be later than five (5) Business Days after receipt by TSI Retail or its affiliates (other than the initial payment of the Guaranteed Amount (as such term is defined in the Agency Agreement) which shall be remitted to Lender no later than one (1) Business Day of its or their receipt thereof), in the form received to the Lender Account, with any necessary assignments or endorsements, for application to the Obligations.

      5.2 CORPORATE POWER AND AUTHORITY. This Amendment, the GBRP Agreements and each other agreement or instrument to be executed and delivered by each Borrower have been duly authorized, executed and delivered by all necessary action on the part of such Borrower which is a party hereto and thereto and, if necessary, its stockholders, and is in full force and effect as of


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the date hereof, as the case may be, and the agreements and obligations of each
Borrower contained herein and therein constitute legal, valid and binding obligations of such Borrower enforceable against it in accordance with their terms.

      5.3 CONSENTS; APPROVALS. No action of, or filing with, or consent of any Governmental Authority, other than the filing of UCC financing statements, and no approval or consent of any other party, is required to authorize, or is otherwise required in connection with, the execution, delivery and performance of this Amendment.

      5.4 NO EVENT OF DEFAULT. As of the date hereof, and after giving effect to the provisions of this Amendment, no Event of Default, and no condition or event which, with the giving of notice or lapse of time, or both, would constitute an Event of Default, exists or has occurred and is continuing. All of the representations and warranties set forth in the Credit Agreement and the other Financing Agreements, each as amended hereby, are true and correct in all material respects on and as of the date hereof as if made on the date hereof, except to the extent any such representation or warranty is made as of a specified date, in which case such representation or warranty shall have been true and correct as of such date.

      Section 6. CONDITIONS PRECEDENT. The consents set forth in Section 2 hereof and the amendments to the Credit Agreement in Section 3 hereof shall only be effective upon the satisfaction of each of the following conditions precedent in a manner satisfactory to Lender:

      6.1 Lender shall have received, in form and substance satisfactory to Lender, true, correct and complete copies of the GBRP Agreements as duly executed and delivered by and to the appropriate parties thereto,

      6.2 the aggregate amount of Excess Availability of Borrowers, as determined by Lender, as of the date hereof, shall not be less than $3,000,000 after giving effect to the Loans and all Reserves,

      6.3 Lender shall have received $2,340,000 from dELiA*s in cash or other immediately available funds, and

      6.4 Lender shall have received an original of this Amendment No. 2, duly authorized, executed and delivered by Borrowers.

      Section 7. ADDITIONAL EVENTS OF DEFAULT. The parties hereto acknowledge, confirm and agree that the failure of Borrowers to comply with the covenants and agreements contained herein, shall in each case constitute an Event of Default under the Financing Agreements, subject to the applicable cure period, if any, with respect thereto provided for in the Credit Agreement or herein and; PROVIDED, THAT, any such default under Section 5.3 shall continue uncured for twenty (20) days before it shall constitute an Event of Default under the Financing Agreements.


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      Section 8. PROVISIONS OF GENERAL APPLICATION.

      8.1 EFFECT OF THIS AMENDMENT. Except as modified pursuant hereto, no other changes or modifications to the Financing Agreements are intended or implied and in all other respects the Financing Agreements are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof. To the extent of conflict between the terms of this Amendment No. 2 and the other Financing Agreements, the terms of this Amendment No. 2 shall control. The Credit Agreement and this Amendment No. 2 shall be read and construed as one agreement.

      8.2 GOVERNING LAW. The rights and obligations hereunder of each of the parties hereto shall be governed by and interpreted and determined in accordance with the laws of the State of New York.

      8.3 BINDING EFFECT. This Amendment No. 2 shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

      8.4 COUNTERPARTS. This Amendment No. 2 may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement. In making proof of this Amendment No. 2, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]


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      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their authorized officers as of the date and year first above written.

                                    dELiA*s INC.
                                    dELiA*s DISTRIBUTION COMPANY
                                    dELiA*s FOREIGN SALES   CORPORATION
                                    dELiA*s OPERATING COMPANY
                                    dELiA*s PROPERTIES INC.
                                    dELiA*s RETAIL COMPANY
                                    SCREEEM! INC.
                                    STORYBOOK INC.
                                    TSI SOCCER CORPORATION
                                    TSI RETAIL COMPANY


                                    By: /s/ TIMOTHY B. SCHMIDT
                                        -------------------------

                                    Title: SENIOR VICE PRESIDENT
                                           ------------------------

AGREED TO:

CONGRESS FINANCIAL CORPORATION

By: /s/ THOMAS A. MARTIN
    ------------------------------

Title: ASSISTANT VICE PRESIDENT


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                                   SCHEDULE 1

                  dELiA*s Distribution Company
                  dELiA*s Foreign Sales Corporation
                  dELiA*s Operating Company
                  dELiA*s Properties Inc.
                  dELiA*s Retail Company
                  Screeem! Inc.
                  Storybook Inc.
                  TSI Soccer Corporation
                  TSI Retail Company


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